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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 2, 2001


                                    KB HOME
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



            DELAWARE                      1-9195                 95-3666267
(STATE OR OTHER JURISDICTION OF        (COMMISSION             (IRS EMPLOYER
       INCORPORATION)                  FILE NUMBER)          IDENTIFICATION NO.)


         10990 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA          90024
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 231-4000


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Item 5.  Other Events

         Exhibits are filed herewith in connection with the issuance by KB Home of its 9-1/2% Senior Subordinated Notes due 2011 pursuant to Registration Statement No. 333-41549.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  Exhibits
  --------

    1.3 Underwriting Agreement, dated February 2, 2001, regarding $250,000,000 of KB Home's 9-1/2% Senior Subordinated Notes due 2011.

    4.9 Form of Officers' Certificate establishing the terms of KB Home's 9-1/2% Senior Subordinated Notes due 2011.

    4.10       Form of 9-1/2% Senior Subordinated Note due 2011.

     12       Statement re: Computation of Ratios.

     23       Consent of Ernst & Young LLP (corrects a typographical error in
              Exhibit 24 of KB Home's Annual Report on Form 10-K for the fiscal year ended November 30, 1999).
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 7, 2001

                                       KB HOME


                                       /s/ KIMBERLY N. KING
                                       -----------------------------------------
                                       Kimberly N. King
                                       Corporate Secretary and Director,
                                       Corporate Legal Affairs


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                                 EXHIBIT INDEX

  Exhibit No.
  -----------

    1.3 Underwriting Agreement, dated February 2, 2001, regarding $250,000,000 of KB Home's 9-1/2% Senior Subordinated Notes due 2011.

    4.9 Form of Officers' Certificate establishing the terms of KB Home's 9-1/2% Senior Subordinated Notes due 2011.

    4.10         Form of 9-1/2% Senior Subordinated Note due 2011.

     12         Statement re: Computation of Ratios.

     23         Consent of Ernst & Young LLP.